Exhibit 10.33
Execution Version

_____________________________________________________________________________________________

FIRST AMENDMENT TO
CREDIT AGREEMENT
dated as of February 6, 2025 among
MURPHY OIL CORPORATION,
MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL,
and
MURPHY OIL COMPANY LTD.,
as Borrowers
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, and
THE LENDERS PARTY HERETO

_____________________________________________________________________________________________

LEGAL_US_W # 182174051.6

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”)
dated as of February 6, 2025 is among MURPHY OIL CORPORATION, a Delaware corporation (the “Company”), MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL, a Delaware corporation (“Expro-Intl.”), MURPHY OIL COMPANY LTD., a Canadian corporation (“MOCL” and, together with the Company and Expro-Intl., collectively, the “Borrowers”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.The Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 7, 2024 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrowers.
B.The Borrowers have requested and the undersigned Administrative Agent and Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein.
C.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1 Amendment to Cover Page. The cover page to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this First Amendment.
2.2 Amendments to Section 1.01.
(a)Each of the following defined terms is hereby amended and restated in its entirety to read as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment and as the same may from time to time be amended, modified, supplemented or restated.
“Lead Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., Capital One, National Association, MUFG Bank, Ltd., Scotiabank, Regions
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Capital Markets, a Division of Regions Bank, and Bank OZK, in their respective capacities as co-lead arrangers and joint bookrunners hereunder.
(b)The following defined term is hereby added to Section 1.01 where alphabetically appropriate, to read as follows:
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of February 6, 2025, by and among the Borrowers, the Administrative Agent and the Lenders party thereto.
2.3 Amendment to Section 6.13. Section 6.13 is hereby amended and restated in its entirety to read as follows:
Section 6.13 New Accounts Prior to the Investment Grade Rating Date. Prior to the Investment Grade Rating Date, the Company will not, and will not permit any Subsidiary to, open or otherwise establish or maintain, or deposit, credit or otherwise transfer any Cash Receipts, securities, financial assets or any other property into, any Deposit Account, Securities Account or Commodity Account (other than any Excluded DDA) other than a Deposit Account, Securities Account or Commodity Account listed on Schedule 5.14, which is maintained with the Administrative Agent or a Lender or another financial institution reasonably acceptable to the Administrative Agent. The Company may supplement Schedule 5.14 to include additional Deposit Accounts, Securities Accounts or Commodity Accounts maintained with the Administrative Agent or a Lender or another financial institution reasonably acceptable to the Administrative Agent by delivering to the Administrative Agent a supplement to Schedule 5.14 clearly marked as such (which supplement shall be promptly furnished to the Lenders).
2.4 Amendment to Schedule 5.14. Schedule 5.14 is hereby amended and restated in its entirety to read as set forth on Schedule 5.14 to this First Amendment.
Section 3.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “First Amendment Effective Date”):
3.1 The Administrative Agent, the Lenders and the Lead Arrangers shall have received all fees and other amounts due and payable to each such Person on or prior to the First Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the Credit Agreement (including, without limitation, the fees and expenses of Paul Hastings LLP, as special counsel to the Administrative Agent).
3.2 The Administrative Agent shall have received from the Required Lenders and the Borrowers, counterparts of this First Amendment signed on behalf of such Persons.
3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
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3.4 No Default shall have occurred and be continuing.
The Administrative Agent is hereby authorized and directed to declare the occurrence of the First Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Lenders pursuant to Section 10.02(b) of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to this First Amendment for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.
Section 4.    Miscellaneous.
4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
4.2 Ratification and Affirmation; Representations and Warranties. Each Borrower hereby: (a) acknowledges the terms of this First Amendment; (b) acknowledges, ratifies and affirms its obligations and continued liability under, the Credit Agreement and the other Loan Documents to which it is party and agrees that the Credit Agreement remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments and waivers contained herein; (c) agrees that the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement, as amended hereby, and the term “Credit Agreement” as used in the other Loan Documents shall mean the Credit Agreement, as amended hereby; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in the Credit Agreement are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.
4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment.
4.4 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
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CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT OR THIS FIRST AMENDMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE CREDIT AGREEMENT OR THIS FIRST AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE CREDIT AGREEMENT OR THIS FIRST AMENDMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
4.6 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.7 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.8 Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[SIGNATURES BEGIN NEXT PAGE]
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

MURPHY OIL CORPORATION

By: ________________________
Name: Leyster Jumawan
Title:    Vice President and Treasurer

MURPHY EXPLORATION & PRODUCTION COMPANY -INTERNATIONAL

By: ________________________
Name: Leyster Jumawan
Title: Vice President and Treasurer

MURPHY OIL COMPANY LTD.

By: ________________________
Name: Leyster Jumawan
Title:    Vice President and Treasurer

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

By: ________________________
Name: Sofia Barrera Jaime
Title: Vice President

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By: ________________________________
Name: Tommy Nguyen
Title: Vice President

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
HOUSTON BRANCH, as a Lender

By:
Name: Sam Cutler
Title: Director

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL
ASSOCIATION, as a Lender

By: ________________________
Name: Lyle Levy
Title: Director

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender

By:      Name: Todd Vaubel
Title: Authorized Signatory

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:_____________________
Name: Alkesh Nanavaty
Title: Executive Director

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

STANDARD CHARTERED BANK, as a
Lender

By: ________________________
Name: Kristopher Tracy
Title: Director, Financing Solutions

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

TEXAS CAPITAL BANK, as a Lender

By: ________________________
Name: Gabriel X. Garcia
Title: Managing Director

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By: ________________________
Name: Aaron McLean
Title: Authorized Signatory

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OZK, as a Lender

By: ________________________
Name: Charlie Davis
Title: Managing Director

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

_______________________________________________________________________________
CREDIT AGREEMENT

dated as of October 7, 2024
among
MURPHY OIL CORPORATION,
MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL,
and
MURPHY OIL COMPANY LTD.,
as Borrowers
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

and

THE LENDERS PARTY HERETO
_________________________________

BANK OF AMERICA, N.A., CAPITAL ONE, NATIONAL ASSOCIATION, MUFG BANK, LTD. AND THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, AND
REGIONS BANK
as Co-Syndication Agents

and

SUMITOMO MITSUI BANKING CORPORATION,
as Documentation Agent
_________________________________

JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CAPITAL ONE, NATIONAL ASSOCIATION, MUFG BANK, LTD., THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, AND BANK OZK
as Co-Lead Arrangers and Joint Bookrunners
_________________________________
____________________________________________________________________________________________

Exhibit A

Schedule 5.14
to Credit Agreement
ACCOUNTS

Account	Financial Institution or Intermediary	Account Number	Account Type	Excluded DDA (Y/N)
Murphy Oil Corporation - General (Wires)	Bank of America, N. A., New York, NY	USD A/C # 004451259985	Depository Account	Y
Murphy Oil Corporation - CDA (ACH/Check)	Bank of America, N. A., New York, NY	USD A/C # 003359985473	Depository Account	Y
Murphy Oil Corporation - Lease Rental	Bank of America, N. A., New York, NY	USD A/C # 003359985481	Depository Account	Y
Murphy Exploration & Production Company	Bank of America, N. A., New York, NY	USD A/C # 004451259862	Depository Account	Y
Canam Offshore Limited	Bank of America, N. A., New York, NY	USD A/C # 004451259859	Depository Account	Y
Murphy Oil Corporation	BancorpSouth, El Dorado, AR	USD A/C # 6400074412/ 6400074404	Marine Land Co/ Caledonia Land Co	N
Murphy Brasil Exploracao E. Producao De Petroleo E Gas Ltda.	Bank of America, Sao Paulo, Brazil	BRL A/C #11057015	Depository Account	N
Canam Brunei Oil Ltd.	J. P. Morgan Chase Bank Berhad Kuala Lumpur, Malaysia	USD A/C # 0076953752	Depository Account	N
Murphy Oil Corporation	Capital One Bank N. A.	USD A/C # 4670140461	Money Market Cash Account	N
Murphy Oil Corporation	J. P. Morgan Chase Bank, New York, New York	USD A/C # 325-008361	Depository Account	N
New Murphy Oil (UK) Corporation	Bank of America, N. A., New York, NY	USD A/C # 004451259901	Depository Account	Y
MP Gulf of Mexico, LLC	Bank of America, N. A., New York, NY	USD A/C # 4451312783	Depository Account	Y
MP Gulf of Mexico, LLC	Bank of America, N. A., New York, NY	Controlled Disbursement USD A/C # 3359992560	Controlled Disbursement Account	N
Murphy Sur S de RL de CV	Bank of America Mexico, S. A., Mexico	USD A/C# 14633028	Depository Account	N
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Account	Financial Institution or Intermediary	Account Number	Account Type	Excluded DDA (Y/N)
Murphy Sur S de RL de CV	Bank of America Mexico, S. A., Mexico	MXN A/C# 14633010	Depository Account	N
Murphy Sur S de RL de CV	Grupo Financiero Banorte, S.A.B de C.V.	MXN A/C# 1044029462	Depository Account	N
Murphy Netherlands Holdings BV	Bank of America Merrill Lynch Intl Ltd., Amsterdam	USD A/C # 20451013	Depository Account	N
Murphy Netherlands Holdings II BV	Bank of America Merrill Lynch Intl Ltd., Amsterdam	USD A/C # 20452011	Depository Account	N
Murphy Nha Trang Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958900 USD A/C # 0076958206 VND A/C # 0076958205	Depository Account	N
Murphy Phuong Nam Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958246 VND A/C # 0076958245	Depository Account	N
Murphy Cuu Long Bac Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958910 USD A/C # 0076958288 VND A/C # 0076958301	Depository Account	N
Murphy Cuu Long Tay Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958920 USD A/C # 0076958392 VND A/C # 0076958391	Depository Account	N
Murphy Oil Corporation	J. P. Morgan Chase Bank, New York, NY	USD A/C # 5029438	Money Market Cash Account	N
Murphy Oil Corporation	Regions Bank	USD A/C # 0179852122	Money Market Cash Account	N
Murphy Oil Corporation	Bank of America, New York, NY	USD A/C # 5S4-04P36-1-7 EJE	Money Market Cash Account	N
Muprhy Oil Corporation	MUFG / Union Bank	USD A/C # 0820000973	Money Market Cash Account	N
Murphy Oil Corporation	Cadence Bank, El Dorado, AR	USD A/C # 78660842	Money Market Cash Account	N
Murphy Oil Corporation	Sumitomo Mitsui Banking Corporation (SMBC)	USD A/C # 370823	Money Market Cash Account	N
Murphy Australia Oil Pty. Ltd.	J. P. Morgan Chase Bank, Sydney, Australia	AUD A/C # 083602700 USD A/C # 0083602735	Depository Account	N
LEGAL_US_W # 182174051.6

Account	Financial Institution or Intermediary	Account Number	Account Type	Excluded DDA (Y/N)
Murphy Australia AC/P58 Oil Pty Ltd.	J. P. Morgan Chase Bank, Sydney, Australia	USD A/C # 0083602882	Depository Account	N
Murphy Petroleum Ltd.	Bank of America NA London, UK	GBP A/C # 80451017 USD A/C # 80451025	Depository Account	N
MURCO Petroleum Ltd.	Bank of America NA London, UK	GBP A/C # 80449020 USD A/C # 80449012	Depository Account	N
Murphy Oil Corporation	MUFG / Union Bank	General USD A/C # 0021420914	Depository Account	N
Murphy Spain Oil Company	Bank of America Merrill Lynch Intl Ltd.	EUR A/C # ES79 1485 0001 0900 3663 1014	Depository Account	N
Murphy Exploration & Production Company – USA/Y Bar Ranch Ltd.	JP Morgan Chase Bank, N.A.	USD A/C # 528207496	Escrow Account	Y
Murphy Oil Corporation	Scotiabank, Ontario, Canada	CDN A/C # 129890008818	Depository Account	N
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 10009 0439118	Depository Account	N
USD A/C # 129898926913
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 129890007013	Pool Accounts	N
USD A/C # 129890349518
Murphy Canada Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 12989 0003816	Depository Account	N
USD A/C # 12989 0350311
Murphy Oil Canada	Scotiabank, Ontario, Canada	CDN A/C # 12989 0005010	Depository Account	N
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	USD A/C # 800-50673	Investment Account	N
Murphy Oil Company Ltd.	MUFG Bank, Ltd.	USD A/C #0820001619	Investment Account	N
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 78047309-14	Trust Accounts	N
CDN A/C # 78047311-10
CDN A/C # 78047312-19
CDN A/C # 78047308-15
CDN A/C # 78049077-10
LEGAL_US_W # 182174051.6

Account	Financial Institution or Intermediary	Account Number	Account Type	Excluded DDA (Y/N)

Murphy Exploration & Production Company - International	Bank of America, N. A., New York, NY	USD A/C # 4451452041	Depository Account	Y
Murphy Oil Corporation - Royalty (ACH/Check	Bank of America, N. A., New York, NY	USD A/C # 4451688857	Depository Account	N
MP Gulf of Mexico, LLC - Royalty (ACH/Check)	Bank of America, N. A., New York, NY	USD A/C # 4451688860	Depository Account	N
Murphy CI-102 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028403001 XOF A/C # 01-001-204000-00	Depository Account	N
Murphy CI-103 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028404001 XOF A/C # 01-001-203951-00	Depository Account	N
Murphy CI-502 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028405001 XOF A/C # 01-001-203997-00	Depository Account	N
Murphy CI-531 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028406001 XOF A/C # 01-001-203994-00	Depository Account	N
Murphy CI-709 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028408001 XOF A/C # 01-001-203993-00	Depository Account	N
Murphy Oil Corporation	Standard Chartered Bank	USD A/C #3582028099001	Depository Account	N
Murphy Oil Corporation	Bank OZK	USD A/C #2804851771	Depository Account	N
Murphy Oil Corporation	Bank of America, New York, NY	USD A/C #4451938057	Controlled Disbursement Account	N
Murphy Oil Corporation	Texas Capital Bank	USD A/C #2400079580	Depository Account	N

LEGAL_US_W # 182174051.6